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                                                                     Exhibit 99a

       (logo)      CENTERIOR
                     ENERGY


                                                                  March 14, 1995

                   Dear Share Owner:

                   Attached below is your proxy card for the annual meeting of share owners of Centerior Energy Corporation to be held on April 25, 1995. Six issues are being voted upon at the meeting this year. The issues are detailed in the enclosed proxy statement.

                   The Board of Directors recommends a vote FOR the election of the 13 named candidates, the adoption of the Directors Restricted Stock Plan, the adoption of the Equity Compensa-tion Plan and the ratification of the appointment of Arthur Andersen LLP as the independent accountants of the Company and its subsidiaries.

                   The Board of Directors recommends a vote AGAINST both of the share owner proposals.

                   The matters to be acted upon at the meeting are important to you as a share owner. In order to help us obtain the representation needed to conduct business at the meeting, we urge you to return your signed proxy card promptly in the enclosed postage-paid envelope. We appreciate your support.

                                                     Sincerely,

                                                     /s/ Robert J. Farling

                                                     Robert J. Farling
                                                     Chairman, President &
                                                     Chief Executive Officer


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                 PLEASE DETACH AND RETURN ONLY THE LOWER PORTION IN THE ENVELOPE PROVIDED.
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THE DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF ALL CANDIDATES AND ISSUES 2, 3 and 4.        THE DIRECTORS RECOMMEND A
------------------------------------------------------------------------------------------      VOTE AGAINST ISSUES 5 AND 6.
(1) ELECTION OF DIRECTORS                                                                       ----------------------------------
    / / FOR ALL CANDIDATES LISTED BELOW (OR ANY ALTERNATES SELECTED AS STATED IN THE            (5) ADOPT SHARE OWNER PROPOSAL TO
        PROXY STATEMENT) EXCEPT AS MARKED TO THE CONTRARY BELOW.                                    RESTRICT DISCRETIONARY VOTING
        INSTRUCTION: To withhold authority to vote for any individual candidate, mark
                     the box to the left of the candidate's name.                                   / /  FOR
        / / R.P. Anderson  / / A.C. Bersticker  / / L. Carter  / / T.A. Commes                      / /  AGAINST
        / / W.F. Conway  / / W.R. Embry  / / R.J. Farling  / / G.H. Kaull  / / R.A. Miller          / /  ABSTAIN
        / / F.E. Mosier / / Sr. M.M. Reinhard  / / R.C. Savage  / / W.J. Williams

    / / WITHHOLD AUTHORITY to vote for all named candidates.

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(2) APPROVE THE DIRECTORS  (3) APPROVE THE EQUITY  (4) RATIFY APPOINTMENT OF ARTHUR ANDERSEN   (6) ADOPT SHARE OWNER PROPOSAL TO
    RESTRICTED STOCK PLAN      COMPENSATION PLAN       LLP AS INDEPENDENT ACCOUNTANTS              CAP EXECUTIVE COMPENSATION
    / / FOR                    / / FOR                 / / FOR                                     / / FOR
    / / AGAINST                / / AGAINST             / / AGAINST                                 / / AGAINST
    / / ABSTAIN                / / ABSTAIN             / / ABSTAIN                                 / / ABSTAIN

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PLEASE SIGN EXACTLY AS NAME(S) APPEARS ABOVE AND INDICATE CAPACITY, IF APPROPRIATE

WHEN SIGNING AS ATTORNEY, AGENT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN YOUR NAME AND
TITLE. IF A CORPORATION, THE FULL CORPORATE NAME AND SIGNATURE AND TITLE OF AN AUTHORIZED OFFICER ARE REQUIRED.   Date _______, 1995
IF A PARTNERSHIP, THE FULL PARTNERSHIP NAME ANO THE SIGNATURE AND TITLE OF AN AUTHORIZED PERSON ARE REQUIRED.


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                          CENTERIOR ENERGY CORPORATION
                 6200 Oak Tree Blvd., Independence, Ohio 44131
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                 THE ANNUAL MEETING TO BE HELD ON APRIL 25, 1995

  The undersigned hereby appoints Robert J. Farling and Janis T. Percio (and if only one is present then by that one and with full power of substitution and revocation) as proxies, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in Centerior Energy Corporation (and to exercise all other share owner rights and powers) at the annual meeting of its share owners to be held on APRIL 25, 1995, and at any adjournments thereof, upon all matters that may properly come before the meeting, including the matters identified on the reverse side of this proxy and described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy.

  EXCEPT TO THE EXTENT OTHERWISE SPECIFIED OR IF NO INSTRUCTIONS ARE GIVEN ON THE REVERSE SIDE, THE BOARD OF DIRECTORS' PROXIES INTEND TO VOTE FOR THE ELECTION OF THE DIRECTORS AND ISSUES 2, 3 AND 4 AND AGAINST ISSUES 5 AND 6 AS SET FORTH ON THE REVERSE SIDE.

                 PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE
            AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.